Operating Lease Right-Of-Use (Rou) Assets and Operating Lease Liabilities (Details) - Schedule of future minimum base lease payments due under non-cancelable operating leases - USD ($)	Sep. 30, 2021	Dec. 31, 2020
Schedule of future minimum base lease payments due under non-cancelable operating leases [Abstract]
2021	$ 67,200	$ 22,885
Total minimum non-cancelable operating lease payments	324,800	22,885
Less: discount to fair value	79,248	(669)
Total lease liability	$ 245,552	$ 22,216